ATEF MSVK SOAI SUP-1

Statement of Additional Information Supplement dated September 28, 2018

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, C, Y, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

The following information replaces in its entirety item number (7) appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Fund Policies – Non-Fundamental Restrictions” in the Statement of Additional Information:

“(7)        Invesco New York Tax Free Income Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.”

ATEF MSVK SOAI SUP-1	1

ATEF SOAI SUP-1

Statement of Additional Information Supplement dated September 28, 2018

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, A2, C, Y, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco Limited Term Municipal Income Fund

Invesco Tax-Exempt Cash Fund

The following information replaces in its entirety item number (5) appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Fund Policies – Non-Fundamental Restrictions” in the Statement of Additional Information:

“(5)        Invesco Tax-Exempt Cash Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.”

ATEF SOAI SUP-1